UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8 - K


                                 Current Report
      Pursuant To Section 13 or 15(d) of theSecurities Exchange Act of 1934


      Date of report (Date of earliest event reported) : December 14, 2004


                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)
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

          California                              1-6844                        95-4044835
         ------------                            --------                      ------------
(State or other jurisdiction of           (Commission File Number)           (I.R.S. Employer
 incorporation or organization)                                             Identification No.)
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         13160 Mindanao Way, Suite 180, Marina Del Ray, California 90292
        -----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


   (Registrant's telephone number, including area code  (310) 306-4314
                                                        ---------------

                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report.)

Check the approprate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)      (1) Effective as of December 14, 2004, Barry Glaser was elected as a director of the Registrant.

         (2) None

         (3) Except for the Audit Committee, the Registrant does not contemplate that Mr. Glaser will serve on any other special committees; the primary reason for Mr. Glaser's election is to act as an independent director with respect to any tender offer or going private transaction that may occur in the future, as referenced and disclosed in the Registrant's 10-Q for the quarterly period ending September 30, 2004.

         (4) None




                                   SIGNATURES
                                  ------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                 CALPROP CORPORATION

              By: /s/ Henry E. Nierodzik
                 -------------------------------
                 Henry E. Nierodzik
                 Chief Accounting Officer
                 December 15, 2004